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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 23, 2003


                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact name of registrant as specified in charter)

           Delaware                    1-7823                43-1162835
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

  One Busch Place, St. Louis, Missouri                            63118
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(Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000
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                                      NONE
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        (Former name or former address, if changed since last report)




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Item 7(c).  Exhibits


     Exhibit 99.1 Press Release of Anheuser-Busch Companies, Inc. dated July 23, 2003, reporting Anheuser-Busch Companies, Inc. financial results of the second quarter of 2003.

Item 9.     Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

     On July 23, 2003, Anheuser-Busch Companies, Inc. issued the press release filed as 99.1 to this Current Report on Form 8-K, which press release is incorporated herein by reference.



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                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ANHEUSER-BUSCH COMPANIES, INC.
                                             (Registrant)



                                             BY: /s/ John F. Kelly
                                                -----------------------------
                                                John F. Kelly
                                                Vice President and Controller




July 23, 2003
   (Date)





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                                EXHIBIT INDEX
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Exhibit No.   Description
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   99.1       Press release of Anheuser-Busch Companies, Inc. dated July 23,
              2003, reporting Anheuser-Busch Companies, Inc. financial results for the second quarter of 2003.